EXHIBIT 32.1

Certification of
Central Coast Bancorp
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Regarding Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2005

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Central Coast Bancorp, a California corporation (the “Company”), does hereby certify that:

1. The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	July 27, 2005	/s/ NICK VENTIMIGLIA
Nick Ventimiglia
Chief Executive Officer

Dated:	July 27, 2005	/s/ ROBERT M. STANBERRY
Robert M. Stanberry
Senior Vice President and
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Central Coast Bancorp and will be retained by Central Coast Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.